 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2017

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
6300 Zug
Switzerland	CH-6300
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 7.01    Regulation FD

On October 4, 2017, Transocean Ltd. announced that Transocean Inc., its wholly-owned subsidiary, has priced its previously-announced offering of senior unsecured notes.  Transocean Inc. will issue U.S. $750 million in aggregate principal amount of senior unsecured notes due 2026 pursuant to Rule 144A/Regulation S under the Securities Act of 1933, as amended, to eligible purchasers.  The notes will be guaranteed by Transocean Ltd. and certain of Transocean Inc.’s subsidiaries.

The notes will bear interest at the rate of 7.50% per annum and will be callable on or after January 15, 2021.   The offering is expected to close on or about October 17, 2017, subject to customary closing conditions.  Transocean Inc. intends to use the proceeds from the Offering to repay in full and retire its 2017 Notes (as defined in the offering memorandum) to redeem all of its outstanding 2018 Notes (as defined in the offering memorandum) and to repay in full the amounts outstanding under its Eksportfinans Loans due January 2018, as described in the offering memorandum. The remaining proceeds of the offering are intended to be used for general corporate purposes.

A copy of the press release announcing the pricing of the offering is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Transocean Ltd. filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Pricing of Notes

Index to Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Pricing of Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: October 4, 2017	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person